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                              EXHIBIT 23.2



                  CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-59535) pertaining to the Victoria Financial Corporation 401(k) Plan of our report dated July 7, 1998, with respect to the financial statements and schedules of the Victoria Financial Corporation 401(k) Plan included in this
Annual Report (Form 11-K) for the year ended December 31, 1997.





                                   /s/ ERNST & YOUNG LLP
                                   ---------------------
                                       ERNST & YOUNG LLP
Cleveland, Ohio
June 29, 1999